     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 29, 1995
                                      REGISTRATION NOS. 33-59953 AND 33-59953-01

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------


                                AMENDMENT NO. 1

                                       TO

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                               ------------------

                BFGOODRICH CAPITAL                              THE B.F.GOODRICH COMPANY
   (Exact name of registrant as specified in its      (Exact name of registrant as specified in its
                      charter)                                          charter)
                     DELAWARE                                           NEW YORK
     (State of incorporation or organization)                   (State of incorporation)
                    34-7031378                                         34-0252680
       (I.R.S. Employer Identification No.)               (I.R.S. Employer Identification No.)

                               ------------------

                              3925 EMBASSY PARKWAY
                             AKRON, OHIO 44333-1799
                                 (216) 374-3985
              (Address, including zip code, and telephone number,
       including area code, of Registrants' principal executive offices)

                               ------------------

                         NICHOLAS J. CALISE, SECRETARY
                            THE B.F.GOODRICH COMPANY
                              3925 EMBASSY PARKWAY
                             AKRON, OHIO 44333-1799
                                 (216) 374-3778
                    (Name, address, including zip code, and
          telephone number, including area code, of agent for service)

                               ------------------

                                   COPIES TO:

                  FRANK L. SCHIFF                                 ROBERT H. CRAFT, JR.
                   White & Case                                    Sullivan & Cromwell
            1155 Avenue of the Americas                      1701 Pennsylvania Avenue, N.W.
             New York, New York 10036                            Washington, D.C. 20006

                               ------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
    AS SOON AS POSSIBLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /


                               ------------------

     THE REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANTS SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

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

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 16.  EXHIBITS



    1.1      Form of Underwriting Agreement
   *4.1      Certificate of Trust of BFGoodrich Capital
    4.2      Form of Amended and Restated Trust Agreement
   *4.3      Form of Indenture among BFG, the Issuer and The Bank of New York, as Debenture
             Trustee
   *4.4      Form of Preferred Security (included in Exhibit 4.2)
   *4.5      Form of Junior Subordinated Debenture (included in Exhibit 4.3)
   *4.6      Form of Guarantee by BFG and The Bank of New York, as Guarantee Trustee
    5.1      Opinion of Richards, Layton & Finger re validity of Preferred Securities
    5.2      Opinion of Nicholas J. Calise, Esq., Vice President, Associate General Counsel
             and Secretary of BFG, re validity of Guarantee and Junior Subordinated
             Debentures
    8.1      Opinion of White & Case re tax matters
  *12.1      Computation of Ratios of Earnings to Fixed Charges
  *12.2      Computation of Ratios of Earnings to Fixed Charges and Preferred Dividends
   23.1      Consent of Ernst & Young LLP, independent auditors
  *23.2      Consent of Richards, Layton & Finger (included in Exhibit 5.1 above)
  *23.3      Consent of Nicholas J. Calise, Esq. (included in Exhibit 5.2 above)
  *23.4      Consent of White & Case (included in Exhibit 8.1 above)
  *24.1      Power of Attorney of BFG
  *25.1      Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of
             The Bank of New York, as Debenture Trustee under the Indenture
  *25.2      Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of
             The Bank of New York, as Property Trustee under the Trust Agreement of the
             Issuer
  *25.3      Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of
             The Bank of New York, as Guarantee Trustee under the Guarantee


- ---------------

* Previously filed.

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE B.F.GOODRICH COMPANY CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS AMENDMENT NO. 1 TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE TOWNSHIP OF BATH, STATE OF OHIO, ON JUNE 27, 1995.


                                          THE B.F.GOODRICH COMPANY

                                          By:   /s/ N. J. CALISE
                                          -------------------------------------
                                                    Nicholas J. Calise
                                             Vice President, Associate General
                                                    Counsel and Secretary


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT NO. 1 TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BELOW ON JUNE 27, 1995 BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED.


              *STEVEN G. ROLLS                             *JEANETTE GRASSELLI BROWN
- ---------------------------------------------    ---------------------------------------------
              (STEVEN G. ROLLS)                           (JEANNETTE GRASSELLI BROWN)
        Vice President and Controller                              Director
       (Principal Accounting Officer)

          *GEORGE A. DAVIDSON, JR.                             *JAMES J. GLASSER
- ---------------------------------------------    ---------------------------------------------
          (GEORGE A. DAVIDSON, JR.)                           (JAMES J. GLASSER)
                  Director                                         Director

             *THOMAS H. O'LEARY                                  *JOHN D. ONG
- ---------------------------------------------    ---------------------------------------------
             (THOMAS H. O'LEARY)                                 (JOHN D. ONG)
                  Director                             Chairman of the Board, President,
                                                     Chief Executive Officer and Director
                                                         (Principal Executive Officer)

             *JOSEPH A. PICHLER                             *ALFRED M. RANKIN, JR.
- ---------------------------------------------    ---------------------------------------------
             (JOSEPH A. PICHLER)                            (ALFRED M. RANKIN, JR.)
                  Director                                         Director

                *IAN M. ROSS                                    *D. LEE TOBLER
- ---------------------------------------------    ---------------------------------------------
                (IAN M. ROSS)                                   (D. LEE TOBLER)
                  Director                           Executive Vice President and Director
                                                         (Principal Financial Officer)
             *WILLIAM L. WALLACE
- ---------------------------------------------    ---------------------------------------------
            (WILLIAM L. WALLACE)                              (JOHN L. WEINBERG)
                  Director                                         Director

              *A. THOMAS YOUNG
- ---------------------------------------------
              (A. THOMAS YOUNG)
                  Director

*By /s/ N. J. CALISE
- ---------------------------------------------
        NICHOLAS J. CALISE,
          Attorney-in-Fact

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, BFGOODRICH CAPITAL CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS AMENDMENT NO. 1 TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF NEW YORK, STATE OF NEW YORK, ON JUNE 27, 1995.


                                            BFGOODRICH CAPITAL


                                            By: THE B.F.GOODRICH COMPANY,
                                            AS DEPOSITOR


                                                By:/s/  N.J. CALISE
                                                -------------------------------
                                                Name:  N.J. Calise
                                                Title:  Vice President,
                                                        Associate General
                                                        Counsel and Secretary

                                 EXHIBIT INDEX


    1.1      Form of Underwriting Agreement
   *4.1      Certificate of Trust of BFGoodrich Capital
    4.2      Form of Amended and Restated Trust Agreement
   *4.3      Form of Indenture among BFG, the Issuer and The Bank of New York, as Debenture
             Trustee
   *4.4      Form of Preferred Security (included in Exhibit 4.2)
   *4.5      Form of Junior Subordinated Debenture (included in Exhibit 4.3)
   *4.6      Form of Guarantee by BFG and The Bank of New York, as Guarantee Trustee
    5.1      Opinion of Richards, Layton & Finger re validity of Preferred Securities
    5.2      Opinion of Nicholas J. Calise, Esq., Vice President, Associate General Counsel
             and Secretary of BFG, re validity of Guarantee and Junior Subordinated
             Debentures
    8.1      Opinion of White & Case re tax matters
  *12.1      Computation of Ratios of Earnings to Fixed Charges
  *12.2      Computation of Ratios of Earnings to Fixed Charges and Preferred Dividends
   23.1      Consent of Ernst & Young LLP, independent auditors
  *23.2      Consent of Richards, Layton & Finger (included in Exhibit 5.1 above)
  *23.3      Consent of Nicholas J. Calise, Esq. (included in Exhibit 5.2 above)
  *23.4      Consent of White & Case (included in Exhibit 8.1 above)
  *24.1      Power of Attorney of BFG
  *25.1      Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of
             The Bank of New York, as Debenture Trustee under the Indenture
  *25.2      Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of
             The Bank of New York, as Property Trustee under the Trust Agreement of the
             Issuer
  *25.3      Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of
             The Bank of New York, as Guarantee Trustee under the Guarantee


- ---------------

* Previously filed.